FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

     This First Amendment to Employment Agreement dated effective October 24, 1994, amends that certain Employment Agreement ("Employment Agreement") by and among Cinergy Corp., a Delaware corporation ("Cinergy"), Cinergy Services, Inc., a Delaware corporation ("Cinergy Services"), The Cincinnati Gas & Electric Company, an Ohio corporation ("CG&E"), PSI Energy, Inc., an Indiana corporation ("PSI"), and J. Wayne Leonard (the "Executive") dated effective October 24, 1994. Cinergy, Cinergy Services, CG&E, and PSI will sometimes be referred to in this First Amendment to Employment Agreement collectively as the "Corporation". This First Amendment to Employment Agreement amends the Employment Agreement as follows:
1. The substantive provisions of Section 1(b) are deleted in their entirety and replaced with the following:

"The Employment Period of the Executive as provided in Section 1(a) will commence on October 24, 1994 (the "Effective Date") and shall continue until December 31, 1997; provided, however, commencing on January 1, 1996, and each January 1 thereafter (the "Renewal Date"), the Employment Period of this Employment Agreement shall automatically be extended for one (1) additional year if neither the Corporation nor the Executive shall have given between December 1 and December 15 prior to each applicable Renewal Date written notice to the other of its intent to terminate this Employment Agreement."

2. All other provisions of the Employment Agreement remain unchanged by this First Amendment to Employment Agreement.

     IN WITNESS WHEREOF, the Executive and the Corporation have caused this First Amendment to Employment Agreement to be executed effective as of the day and year first above written.


CINERGY CORP., CINERGY SERVICES, INC.,
THE CINCINNATI GAS & ELECTRIC COMPANY,
and PSI ENERGY, INC.



By:              James E. Rogers_________
                (James E. Rogers)
                Vice Chairman and
             Chief Executive Officer



EXECUTIVE


              J. Wayne Leonard________
             (J. Wayne Leonard)